EXHIBIT 10.4

SIXTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

This Sixth Amendment to Loan and Security Agreement (this “Amendment”) is dated as of the 8th day of February, 2010, and is made by and among EMCORE Corporation, a New Jersey corporation (“Borrower”), Bank of America, N.A. (“Lender”), and the other Obligors party to that certain Loan and Security Agreement dated September 26, 2008 (as amended, modified, supplemented or restated from time to time, the “Agreement”).  Borrower, Lender and such other Obligors now desire to amend the Agreement as provided herein, subject to the conditions set forth herein.  Capitalized terms used in this Amendment and not otherwise defined herein have the meanings given to such terms in the Agreement.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower, such other Obligors and Lender agree as follows:

1. The proviso following subsection 2(a)(iii) of the Agreement is amended to read in its entirety as follows:

“provided that the Revolving Loan Limit shall in no event exceed Fourteen Million and No/100 Dollars ($14,000,000) minus the available amount under any separate line of credit provided by Lender to Borrower and/or any of its Subsidiaries for the purpose of hedging foreign exchange rates (the “Maximum Revolving Loan Limit”); and provided further that (A) in no event shall advances against the Eligible Accounts described in clause (x), subclause (B) of the definition thereof exceed Ten Million and No/100 Dollars ($10,000,000) in the aggregate at any time, and (B) in no event shall advances against Eligible Accounts described in clause (viii) of the definition thereof exceed Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000) in the aggregate at any time.”

2. Effective as of December 31, 2009, subsection 14(b) of the Agreement is amended to read in its entirety as follows:

“No Obligor shall permit the Consolidated EBITDA of Borrower and its Subsidiaries to be less than the amount set forth below for the corresponding period set forth below:

Period                                                                           Minimum EBITDA

Three months ended June 30, 2009                                   ($8,640,000)

Six months ended September 30, 2009                            ($14,649,000)

Nine months ended December 31, 2009                          ($15,200,000)

Fiscal quarter ended March 31, 2010,

and each fiscal quarter end thereafter                                $5,000,000”

3. Borrower shall pay all expenses, including attorney fees, which Lender incurs in connection with the preparation of this Amendment and any related documents.  All such fees and expenses maybe charged against Borrower’s loan account

4. To induce Lender to enter into this Amendment, Obligors make the following representations and warranties:

(a) Each recital, representation and warranty contained in this Amendment, in the Agreement as amended by this Amendment and in the Other Agreements, is true and correct as of the date of this Amendment and does not omit to state a material fact required to make such recital, representation or warranty not misleading; and

(b) No Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default has occurred and is continuing under the Agreement or any of the Other Agreements.

5. Each Obligor waives any and all defenses, claims, counterclaims and offsets against Lender which may have arisen or accrued through the date of this Amendment.  Each Obligor acknowledges that Lender and its employees, officers, agents and attorneys have made no representations or promises except as specifically reflected in this Amendment and in the written agreements which have been previously executed.

6. Each Obligor represents and warrants to Lender that this Amendment has been approved by all necessary corporate action, and the individual signing below represents and warrants that he or she is fully authorized to do so.

7. This Amendment shall not become effective until this Amendment and the Guarantors’ Acknowledgement attached hereto have been fully executed by all parties hereto or thereto and delivered to Lender.

8. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated by this Amendment, the Agreement and all Exhibits thereto are ratified and confirmed by Obligors and Lender and remain in full force and effect in accordance with their terms.

9. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which, taken together, shall constitute one and the same agreement.  This Amendment may be delivered by facsimile, and when so delivered will have the same force and effect as delivery of an original signature.

[Signatures appear on the following page.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

EMCORE CORPORATION

/s/ Keith Kosco

By:           Keith J. Kosco, Esq.
Title:        CLO and Corporate Secretary

EMCORE IRB COMPANY, LLC

/s/ Keith Kosco

By:           Keith J. Kosco, Esq.
Title:        CLO and Corporate Secretary

OPTICOMM CORP.

/s/ Keith Kosco

By:           Keith Kosco, Esq.
Title:        CLO and Corporate Secretary

EMCORE SOLAR POWER, INC.

/s/ Keith Kosco

By:           Keith J. Kosco, Esq.
Title:        CLO and Corporate Secretary

BANK OF AMERICA, N.A.

/s/ Joe Fudacz

By:           Joe Fudacz
Title:        Senior Vice President

GUARANTORS’ ACKNOWLEDGMENT

The undersigned guarantors acknowledge that Bank of America, N.A. (“Lender”) has no obligation to provide them with notice of, or to obtain their consent to, the terms of the foregoing Sixth Amendment to Loan and Security Agreement (the “Amendment”).  The undersigned guarantors nevertheless:  (i) acknowledge and agree to the terms and conditions of the Amendment; (ii) acknowledge that their guaranties remain fully valid, binding, and enforceable; and (iii) waive any and all defenses, claims, counterclaims, and offsets which they may have against Lender through the date of the Amendment.

EMCORE IRB COMPANY, LLC

/s/ Keith Kosco

By:           Keith J. Kosco, Esq.
Title:        CLO and Corporate Secretary

OPTICOMM CORP.

/s/ Keith Kosco

By:           Keith J. Kosco, Esq.
Title:        CLO and Corporate Secretary

EMCORE SOLAR POWER, INC.

/s/ Keith Kosco

By:           Keith J. Kosco, Esq.
Title:        CLO and Corporate Secretary